Exhibit 99.1 Barclays Global Financial Services Conference Ellen Alemany, Chairwoman and CEO John Fawcett, CFO September 2019 Exhibit 99.1 Barclays Global Financial Services Conference Ellen Alemany, Chairwoman and CEO John Fawcett, CFO September 2019

Important Notice This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the proposed acquisition by CIT of Mutual of Omaha Bank described herein, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, including, planned or potential acquisitions or divestitures, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs; (v) the parties to the proposed transaction described in this presentation do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT experiences (A) difficulties and delays in integrating CIT’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits, or (B) business disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; and (vii) changes in asset quality, credit risk, interest rates, capital markets or other economic conditions. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward- looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. Non-GAAP Financial Measures This presentation contains references to non-GAAP financial measures, which provide additional information and insight regarding operating results and financial position of the business, including financial information that is presented to rating agencies and other users of financial information. These non- GAAP measures are not in accordance with, or a substitute for, GAAP and may be different from or inconsistent with non-GAAP financial measures used by other companies. The definitions of these measures and reconciliations of non-GAAP to GAAP financial information are available in our presentations dated July 23, 2019 and August 13, 2019, which are posted on the Investor Relations page of our website at http://ir.cit.com and filed on Form 8-K. This presentation is to be used solely as part of CIT management’s continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities. Unaudited GAAP financial data of CIT and Mutual of Omaha Bank as well as projected financial data based on unaudited CIT and Mutual of Omaha Bank data as of June 30, 2019, unless otherwise stated. Barclays Global Financial Services Conference 1 Important Notice This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the proposed acquisition by CIT of Mutual of Omaha Bank described herein, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, including, planned or potential acquisitions or divestitures, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs; (v) the parties to the proposed transaction described in this presentation do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT experiences (A) difficulties and delays in integrating CIT’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits, or (B) business disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; and (vii) changes in asset quality, credit risk, interest rates, capital markets or other economic conditions. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward- looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. Non-GAAP Financial Measures This presentation contains references to non-GAAP financial measures, which provide additional information and insight regarding operating results and financial position of the business, including financial information that is presented to rating agencies and other users of financial information. These non- GAAP measures are not in accordance with, or a substitute for, GAAP and may be different from or inconsistent with non-GAAP financial measures used by other companies. The definitions of these measures and reconciliations of non-GAAP to GAAP financial information are available in our presentations dated July 23, 2019 and August 13, 2019, which are posted on the Investor Relations page of our website at http://ir.cit.com and filed on Form 8-K. This presentation is to be used solely as part of CIT management’s continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities. Unaudited GAAP financial data of CIT and Mutual of Omaha Bank as well as projected financial data based on unaudited CIT and Mutual of Omaha Bank data as of June 30, 2019, unless otherwise stated. Barclays Global Financial Services Conference 1

# CIT Today: A Leading National Commercial Bank

*CIT has accomplished a significant transformation over the past three years*

## Transformation Highlights

- ✓ **Positioned CIT as a leading commercial bank**
- ✓ **Divested over $14 billion in non-core assets**
  - Commercial Air, Financial Freedom, NACCO
- ✓ **Optimized funding and capital composition**
  - Deposits comprise 85% of total funding (from 68%)
  - Returned $6.4 billion of capital to shareholders(1)
- ✓ **Reduced operating expenses by $150 million(2)**
- ✓ **Strengthened risk management practices and reduced risk profile**
  - Improved portfolio mix supported by stronger collateral
- ✓ **Built an experienced and diverse leadership team**

## Commercial Banking

- Top 10 arranger of middle-market sponsored deals(3)
- Top 3 arranger of Power & Renewable projects(4)
- Top 4 Bank Provider of Equipment Financing
- Top 4 Provider of Railcar Leasing
- Top Provider of Factoring Services
- Focused Commercial Real Estate Lender

## Consumer Savings

- Top 10 National Direct Bank
- 64 Branches in the Top MSAs in Southern California
- More than $30 billion of Consumer Deposits

## Financial Highlights ($ billions)

| $50.6 | $38.6 | $35.3 |
|---|---|---|
| Assets | Total Loans & Leases | Deposits |

Source: Company filings
(1) Cumulative share repurchases and common dividends since 2015
(2) $150 million reduction over the last three years
(3) Based on Thomson Reuters League Table rankings as of 1H 2019 for deals of $300 million or less in size
(4) Based on Acuris League Table rankings as of 1H 2019 for deals of $300 million or less in size

CIT
Barclays Global Financial Services Conference | 2

# Continuing to Execute on Our Key Pillars

| | Pillars | Strategy | 2019 Focus |
|---|---|---|---|
| 1 | Grow Core Businesses | ▪ Deepen client relationships<br>▪ Innovate with value | ▪ Mid-single-digit asset growth<br>▪ Grow market share in our technology driven businesses |
| 2 | Optimize Balance Sheet | ▪ Enhance funding and deposits<br>▪ Optimize capital structure | ▪ Grow consumer deposits efficiently<br>▪ Efficient deployment of capital |
| 3 | Enhance Operating Efficiency | ▪ Maintain vigilance on expenses<br>▪ Improve operating leverage | ▪ Reduce annual operating expenses by at least an additional $50 million by full year 2020(1)<br>▪ Technology investments to improve operating efficiency and revenues |
| 4 | Maintain Strong Risk Management | ▪ Maintain credit discipline on structures while focusing on strong collateral<br>▪ Maintain strong liquidity and capital risk management practices | ▪ Net charge-offs of 35 to 45bps<br>▪ Liquidity portfolio consists of diversified HQLA |

(1) Excluding noteworthy items, intangible asset amortization, and recent lease accounting changes.

CIT
Barclays Global Financial Services Conference | 3

# Positioned for Growth with Our Leading National Platforms

| | | Competitive Advantages | Strategic Initiatives |
|---|---|---|---|
| Commercial Banking | Commercial Finance | ▪ National franchise with significant economies of scale<br>▪ Deep and diversified industry expertise | ▪ Remix portfolio towards commitments with stronger collateral values and structural protections (e.g. Aviation Lending, Project Finance, Healthcare CRE, and Maritime)<br>▪ Expand asset management capabilities |
| Commercial Banking | Business Capital | ▪ Innovative technology provides speed of execution and valued solutions<br>▪ Experienced market leader in factoring services | ▪ Increase market share with technology-driven platforms<br>▪ Growth in Materials Handling and Industrial<br>▪ Diversifying markets & geographies in factoring |
| Commercial Banking | Rail | ▪ 4th largest rail equipment lessor in North America<br>▪ Young and diverse fleet with broad market coverage, servicing a wide range of industries | ▪ Proactive portfolio management<br>▪ Maintain high quality portfolio to maximize utilization<br>▪ Selectively purchasing new rail cars |
| Commercial Banking | Real Estate Finance | ▪ Deep expertise in construction and reposition/bridge lending<br>▪ Speed and reliability drive long-term relationships with strong sponsors | ▪ Continue to be highly selective and disciplined in competitive environment<br>▪ Targeting strong developers and markets that we expect to withstand economic downturn |
| | Consumer Banking | ▪ Top 10 national direct bank delivering savings products with the ease of a digital platform<br>▪ Efficient branch network in Southern California with excellent customer service and a strong presence in the local community | ▪ Efficiently grow consumer deposits<br>▪ Grow lower cost digital retail and correspondent channels<br>▪ Continue to grow SBA lending asset base |

CIT
Barclays Global Financial Services Conference | 4

# Efficiently Growing Stable Consumer Deposits

## Competitive Advantages

- **Stable and efficient funding channels**
- **Direct Bank (Online Bank)**
  - Top 10 national direct bank delivering savings products with the ease of a digital platform
- **Retail Branches**
  - Efficient branch network
  - Attractive Southern California market
  - Excellent customer service drives long-term relationships (12+ years)

## Consumer Banking Deposits

*2Q19 average balance; dollars in billions*



Direct
$19.1
63%
Branch
$11.3
37%

## Strategic Initiatives

- **Direct Bank (Online Bank)**
  - National Reach
  - Highly Scalable
  - Stable Customer Base
  - Expanding Product Pipeline
- **Retail Branches**
  - One of Most Attractive Banking Markets
  - Competitive Products
  - Expanding Relationships
  - Community Connection

## Branch and Direct Bank Deposit Footprint



64 Branches
California
Ventura
Pasadena
Los Angeles
Palm Desert
San Diego
Direct Bank
Retail Branches

CIT
Barclays Global Financial Services Conference | 5

# CIT is Acquiring Mutual of Omaha Bank[1] for $1 billion

## *Acquisition creates significant financial and strategic value*

| | |
|---|---|
| **Enhances Deposit and Commercial Banking Capabilities** | ▪ **Immediately enhances core deposit and commercial banking capabilities**<br>▪ $6.8 billion in low-cost deposits, 73 bps weighted average cost in 2Q19<br>▪ $4.5 billion of Homeowners Association ("HOA") deposits<br>▪ $2.3 billion of commercial and retail deposits in 26 financial centers<br>▪ $3.9 billion[2] in middle-market commercial loans in targeted metro markets |
| **Accelerates Strategic Plan** | ▪ **Accelerates CIT's strategy by enhancing deposit franchise, extending commercial banking reach and deploying capital**<br>▪ Establishes leadership in HOA banking, with leading market share and differentiated technology-enabled solutions<br>▪ Stable, scalable base of low-cost HOA deposits diversifies funding<br>▪ Expands commercial banking franchise and geographic reach in attractive metro markets<br>▪ Adds middle-market commercial banking with experienced lenders and deep customer relationships |
| **Strengthens Profitability** | ▪ **Transaction strengthens profitability and drives shareholder value creation**<br>▪ Optimizes Funding – Decreases cost of deposits by 20 bps and lowers Loan & Lease to Deposit ratio<br>▪ Enhances Profitability – Expands 2020E ROTCE[3] by 80 bps increasing to 100+ bps in 2 years<br>▪ Accelerates Earnings – Double-digit EPS accretion by 2023<br>▪ Fully phased-in 2020E EPS[4] accretion of 2%<br>▪ 20+% IRR |
| **Attractive Purchase Price** | ▪ **Purchase price compares favorably to recent bank transactions**<br>▪ 4.0% core deposit premium[5]<br>▪ 11.6x 2020E earnings<br>▪ 1.38x tangible book value[6] |

(1) Excludes Synergy One mortgage banking business
(2) Excludes $234 million mortgage warehouse line
(3) Full year impact assuming fully phased-in cost savings, excludes impact of CECL and merger and integration costs
(4) Based on CIT's consensus estimates using full year impact and fully phased-in cost savings. Excludes impact of CECL and merger and integration costs
(5) Excludes jumbo CDs
(6) $725 million TBV at closing

CIT
Barclays Global Financial Services Conference | 6

# Mutual of Omaha Bank Today: A Market Leader in HOA Deposits with an Attractive Middle-Market Commercial Banking Presence

## Business Overview

- Leading national HOA deposit franchise and full-service commercial bank with 800 employees serving businesses in attractive metro markets
- **Community Association Banking ("CAB")**
  - Leading provider of deposit, cash management and lending solutions to community associations and property management companies
  - Serves over 31,000 community associations with $4.5 billion in attractive HOA deposits
  - Well positioned with 9% share of national operating and reserve deposits of community associations[1] (HOAs)
  - Significant growth opportunities enabled by positive demographic and population trends
- **Commercial Banking**
  - Full service commercial bank serving middle-market clients in targeted MSAs
  - C&I, Investor CRE and Business/Consumer loan portfolio is highly diversified by both type and geography
  - Full suite of technology and treasury management services
- 26 commercial and retail branches with $2.3 billion deposits in attractive MSAs
- Transaction excludes mortgage banking operations of Synergy One

## Financial Highlights[2]

| | | |
|---|---|---|
| Balance Sheet | Total Assets | $8.3B |
| | Core Loans[3] [5] | $4.1B |
| | Total Deposits | $6.8B |
| | Tangible Book Value[5] | $0.8B |
| Key Ratios | Loans to Deposits | 89% |
| | Core Loans to Deposits[3] | 60% |
| | Cost of Deposits[4] | 0.73% |
| | Net Interest Margin[3] [4] | 3.41% |
| | Net Charge-Offs[4] | 0.08% |
| Profitability | LTM ROAA | 1.1% |
| | LTM ROTCE[5] | 12.8% |

Source: Company information
(1) Estimated market share, "National and State statistical review for 2017 Community Association Data", Community Associations Institute
(2) Balance sheet data as of 6/30/2019, adjusted to exclude Synergy One and other bank subsidiaries
(3) Excludes $1.8B correspondent 1-4 family residential loans to meet Qualified Thrift Lender ("QTL") requirements and $234 million mortgage warehouse line. Includes $114 million consumer loans
(4) 2Q19 annualized financials
(5) Refer to the non-GAAP reconciliations in the August 13, 2019 Investor presentation

CIT
Barclays Global Financial Services Conference | 7

# Brings Strong CAB Franchise and Established HOA Deposit Leader to CIT

***Highly attractive national HOA market, characterized by strong, scalable growth of stable low-cost deposits***

## Adds New Core HOA Channel

**Increases CIT's Commercial and Consumer Deposits**

*Online* | *Branch* | *Commercial* | *HOA*

## Attractive HOA Deposits

**$4.5B** Long Duration Stable Deposits

**0.63%** Cost

## Demonstrated Track Record of Growth

Mutual of Omaha Bank's HOA Deposits ($B)



CAGR: 11.4%
$1.8
$4.5
2010
2019 Q2

## Mutual of Omaha Bank's Leadership

| Community Association Market[1] | Mutual of Omaha Bank CAB | Market Share[1] |
|---|---|---|
| 347,000 HOAs Nationwide | 31,000+ | 9% |
| 26 million Households | ~4.5mm | 17% |
| ~7,500 Property Mgmt Companies | 1,281 | 17% |
| ~$50B Operating & Reserve Deposits | $4.5B | 9% |

Source: Company information

(1) 2017 data. Estimated market share, "National and State statistical review for 2017 Community Association Data", Community Associations Institute, Deluxe Payment Advisory Services

CIT

Barclays Global Financial Services Conference | 8

# Harnessing the CAB Growth Opportunity

***A multi-prong approach to winning market share by solving HOA and PMC pain points***

| | |
|---|---|
| **Favorable Industry Dynamics** | ▪ The industry has approximately 347,000 HOAs nationwide and over $50 billion in deposits<br>▪ 61% of new housing built-for-sale are in a community association<br>▪ Property management companies ("PMCs") oversee 80% of deposits; administrative pain points are numerous<br>▪ Value added services to HOAs and PMCs such as tenant portals, digital services and e-procurement solutions address pain points, add incremental revenue streams and promote relationship stickiness |
| **Proprietary Technology and Superior Client Service** | ▪ Proprietary, tech-enabled solutions platform differentiates Mutual of Omaha Bank from competitors<br>  ▪ OneSource – Software to integrate HOA and PMC accounting systems, providing a full suite of payment and reporting capabilities<br>  ▪ MutualPay Property Pay – Provides homeowners with robust tools to pay assessments electronically<br>  ▪ Mutual VIP – Enables property management firms to pay vendors efficiently and electronically<br>  ▪ Mutual View Point – Robust digital portal to seamlessly interact with the bank electronically<br>▪ High-touch client service and implementation model |
| **Target Rich Geographies and Adjacent Channels** | ▪ Mutual of Omaha Bank has previously underpenetrated significant HOA markets due to growth constraints placed by Parent<br>  ▪ Opportunities exist to expand in 5 out of the top 9 markets and 8 of the next 12<br>  ▪ Current model is scalable with plans to add talent to support growth<br>  ▪ Growth opportunity in adjacent deposit channels |

**Detailed business plan to double HOA and adjacent market deposits in 5-7 years**

CIT
Barclays Global Financial Services Conference | 9

# Accelerates CIT's Traditional Relationship Banking Build-out

## Coast-to-Coast Commercial Franchise



CIT
Commercial Locations
Consumer Locations (64)
Mutual of Omaha Bank
Loan Production Offices
Financial Services Centers
Portsmouth, NH
Des Moines, IA
Chicago, IL
Omaha, NE
Reno, NV
Lincoln, NE
Denver, CO
NYC / Livingston, NJ
Kansas City, KS
Santa Monica, CA
Las Vegas, NV
Danville, VA
Charlotte, NC
Los Angeles, CA
Phoenix, AZ
Atlanta, GA
Dallas, TX
San Diego, CA
Ft Worth, TX
Tucson, AZ
Houston, TX
Jacksonville, FL
Tampa, FL
Honolulu, HI
Naples, FL
Marco Island, FL

***Combined Business to Operate in 44% of Top 25 Commercial MSAs***

## Mutual of Omaha Bank's Commercial Banking Business

- 33 commercial banking relationship managers
- 26 commercial centers and retail branches
- ~3,200 commercial banking clients
- Commercial loans: $3.9 billion
- Commercial deposits: $1.3 billion
- Strong cultural fit

## Combined Business Operates in Attractive Markets

2019-2024 Projected Population Growth



CIT
Mutual of Omaha Bank
Overlapping Markets
8.0%
7.7%
7.5%
7.3%
7.2%
7.0%
6.8%
6.5%
6.4%
4.6%
4.5%
3.5%
3.2%
2.1%
0.4%
National Median: 1.8%
Houston
Dallas / Fort Worth(1)
Las Vegas
Charlotte
Denver
Phoenix
Tampa
Atlanta
Reno
Omaha(2)
San Diego
Kansas City
Los Angeles
New York
Chicago

Source: SNL Financial, Company information
(1) Two separate commercial offices; (1) Dallas, (1) Fort Worth
(2) Includes Mutual of Omaha Bank headquarters and a West Omaha commercial office

CIT
Barclays Global Financial Services Conference | 10

# Complementary Commercial Offerings to Win and Deepen Client Relationships

- ***Leverage CIT's expertise across industry, asset classes, and capital markets to deliver deeper solutions to Mutual of Omaha Bank's client base***

- ***Leverage Mutual of Omaha Bank's differentiated treasury management and payment product solutions to extend CIT's reach to deposit-rich sectors***

| | CIT Commercial Finance[1] | Mutual of Omaha Bank |
|---|---|---|
| **Client Profile** | ▪ Event-driven or asset-based<br>▪ Limited deposit opportunities | ▪ Privately held mid-sized companies<br>▪ Full-service banking model<br>▪ Deposit-rich sectors |
| **Origination Strategy** | ▪ Industry or asset-backed<br>▪ Largely sourced through:<br>  ▪ Intermediaries<br>  ▪ Sponsors<br>  ▪ Direct calling in key industry and specialized verticals<br>▪ National focus | ▪ Direct calling via local relationship teams<br>▪ Geographically targeted |
| **Complementary Products, Services and Expertise** | ▪ Syndications and capital markets<br>▪ Equipment finance<br>▪ Vendor programs<br>▪ ABL & Factor services<br>▪ Foreign exchange<br>▪ Deep sector knowledge including Healthcare, Aerospace & Defense, Government Contracting, Power & Energy, Transportation, and TMT | ▪ Proprietary and tech-enabled solutions for small & medium enterprises and depository rich channels including:<br>  ▪ PayFAC<br>  ▪ Online revolving lines of credit<br>  ▪ Partner loans<br>  ▪ Alternative investment options<br>▪ Specialized treasury management services |

(1) Commercial Finance is a division of Commercial Banking. Does not include Rail, Business Capital, or Real Estate Finance

CIT
Barclays Global Financial Services Conference | 11

# Accelerates CIT's Strategic Plan

| Pillars | Our Strategy | Mutual of Omaha Bank | Transaction Benefits |
|---|---|---|---|
| Grow Core Businesses | ▪ Deepen client relationships<br>▪ Innovate with value | ✓ | ▪ Acquiring small and middle-market customers<br>▪ Leading HOA franchise<br>▪ Acquiring proprietary payment technologies and tech-enabled solutions to serve HOA and other adjacent channels |
| Optimize Balance Sheet | ▪ Enhance funding and deposits<br>▪ Optimize capital structure | ✓ | ▪ Accelerates strategic deployment of capital<br>▪ Adds new stable HOA deposit channel<br>▪ Immediately reduces deposit costs |
| Enhance Operating Efficiency | ▪ Maintain vigilance on expenses<br>▪ Improve operating leverage | ✓ | ▪ 28% cost savings enhances pro forma profitability<br>▪ Improves 2020E ROTCE by 80 bps(1) increasing to 100+ bps in 2 years |
| Maintain Strong Risk Management | ▪ Maintain credit discipline on structures while focusing on strong collateral<br>▪ Maintain strong liquidity and capital risk management practices | ✓ | ▪ Traditional middle-market bank profile<br>▪ Average NCOs of 12 bps p.a. over last 5 years<br>▪ Enhances liquidity profile and funding with low cost, stable deposits |

(1) Full year impact assuming fully phased-in cost savings, excludes impact of CECL and merger and integration costs

CIT
Barclays Global Financial Services Conference | 12

# A Further Step Toward Investment Grade Rating

***Rating Agencies view the Mutual of Omaha Bank acquisition as a net benefit to the funding, risk and profitability profiles and have re-affirmed their ratings and outlook***

- **Moody's:** "Acquired portfolios complementary to CIT's well-established competitive positioning in multiple commercial finance businesses. Improves profitability through expansion of commercial lending and banking lines and reduces funding costs."
- **S&P:** "We view Mutual of Omaha bank's loan portfolio as complementary to CIT's commercial banking business. By adding a new relatively low-cost deposit HOA channel, we believe CIT will temper its reliance on online deposits."
- **Fitch:** "Strengthens and diversifies deposit franchise away from its online platform that pay higher interest rates towards stable and low cost HOA Deposits. Further advances the company's transformation and transitions its funding profile to be more bank-like."

| | S&P | Moody's | Fitch |
|---|---|---|---|
| **CIT Group Inc.** | | | |
| LT Senior Unsecured Debt | BB+ | Ba1 | BB+ |
| Subordinated Debt | BB | Ba1 | BB |
| Non-Cumulative Perpetual Stock | B+ | Ba3 | B |
| **CIT Bank, N.A.** | | | |
| Issuer Rating | BBB- | Ba1 | BB+ |
| Deposit Rating (LT/ST) | N/A | Baa1/P-2 | BBB-/F3 |
| **Group and Bank Outlook** | Stable | Positive | Positive |

**Rating Agency Focus**

- Stable and sustainable operating performance
- Strengthened stability and quality of deposits
- Demonstrated credit performance through market cycles
- Maintenance of appropriate capital levels

CIT
Barclays Global Financial Services Conference | 13

# Transaction Moves CET1 Ratio Into Target Range

***Efficient deployment of excess capital while maintaining prudent capital levels***

- CET1 ratio expected to increase in 2H19, but remain less than 12%
- At Closing, CET1 ratio expected to be about 10%
  - Low end of 10-11% target range
- Post-Close, CET1 ratio target of 10.5%
  - Driven by earnings retention



CET1 Ratio
11.6%
11.6% - 12.0%
10.0%
10.5%
2Q19
Estimated 4Q19
Estimated at Transaction Close 1Q20
Target Post close

CIT
Barclays Global Financial Services Conference | 14

# Transaction Creates Significant Opportunity to Improve Profitability

## Improves ROTCE by 100+ bps(1) in two years

- Transaction improves 2020 ROTCE by 80 bps(1)
- In two years, transaction improves ROTCE by 100+ bps(1)

## Multiple Drivers Create Further ROTCE Improvement Over Longer-term



Long-term ROTCE Improvement
Lower cost of deposits
Diversifies Incremental Funding from Online Deposits
Broader Commercial Banking Market with Greater Fee Opportunities
BHC Assets to Bank (Deposit Funded)
Stronger Credit Profile
Operating Leverage
Unlocked Capital

(1) Full year impact assuming fully phased-in cost savings, excludes impact of CECL and merger and integration costs

CIT
Barclays Global Financial Services Conference | 15

# Remain On Track to Reduce Core Operating Expenses



Operating Expense Reduction(1)(2)
~ 1,200
~ 1,100
~ 1,050
50
~ 1,000
2016
2017
2018
Additional Reductions
2020

*2020 operating expense estimate excludes impact of Mutual of Omaha Bank acquisition*

**Accomplishments:**

- Reduced operating expenses by $150 million, or 12.5%, over the last 3 years

**Further Opportunities:**

- Digital process automation
- Organizational efficiencies
- Real estate footprint rationalization
- Concurrent investment in infrastructure and growth initiatives
- Continuous improvement through maintaining expense vigilance

(1) Operating expenses excluding noteworthy items and intangible asset amortization.
(2) Excluding the changes to ASC 842, which is expected to increase operating expenses for (a) the accounting for the initial direct costs of originating leases and (b) the accounting for the gross up of property taxes.

CIT Barclays Global Financial Services Conference | 16

# Overall Asset Quality Remains Stable

## Non-accrual Loans & Net Charge-offs

($ in millions)



Non-accrual Loans as a % of Loans
0.94%
0.76%
0.92%
0.86%
0.37%
0.39%
0.39%
0.40%
279
221
282
271
2016
2017
2018
(1) 2Q19
Non-accrual Loans
Net Charge-offs %

## Allowance for Loan Losses (ALLL)



1.81%
1.74%
1.90%
1.89%
1.46%
1.48%
1.59%
1.56%
433
431
490
488
24
29
29
24
408
402
460
464
2016
2017
2018
2Q19
Commercial Banking
Consumer Banking
Consolidated ALLL % to Loans
Commercial Banking ALLL % to Loans

## Maintaining Credit Discipline

- Strong risk culture and robust credit underwriting standards
- Discipline in the face of current competitive market conditions
- Focus on strong structures and collateral values that align with our expertise
- Portfolio management expertise minimizes losses
- New business originations continue to come in at better risk ratings than the existing performing portfolio

(1) As a percent of average loans, excluding loans held for sale.

CIT
Barclays Global Financial Services Conference | 17

# Magnitude of Change in our Risk Profile Since the Financial Crisis

## Product Type Exposure(1)



2007:
$75 billion
12%
Sub-Prime Mortgages
2%
Mezz-Sub CRE + Pvt. Student Loans
15%
Cash Flow
10%
Commercial Air
9%
Equip. Finance (international)
7%
Equip. Finance (domestic)
9%
Asset-Backed
5%
Rail
8%
Factoring
9%
ABL
15%
Student Loans (Gov. Guaranteed)
2Q19:
$45 billion
Cash Flow
11%
CRE
17%
Equip. Finance (domestic)
11%
Asset-Backed
13%
Consumer Mortgages
14%
Rail
16%
Factoring
8%
ABL
10%

## Higher Risk Portfolios Sold or Reduced

- Sold Alt-A/Sub-Prime Consumer Mortgages
- Liquidated Mezzanine and Subordinated CRE loans
- Sold portfolio of Private Student Loans
- Transitioned Cash Flow loan portfolio
  - 11% of total exposure, down from 15%
  - $4.8B of exposure, down from over $12B
  - Rebalanced with less cyclical industries
- Reduced asset risk and liquidity risk with the sale of Commercial Air, including the off-balance sheet order book
- Sold all International Equipment Finance portfolios(2)

(1) Gross loans and leases, including unfunded commitments.
(2) Excluding a loan and lease balance of approximately $20 million associated with our Non-Strategic Portfolios segment.

CIT Barclays Global Financial Services Conference | 18

# Strong Collateral Values Reduces Loss Severity

## Product Type Exposure(1)

*2Q19:*
*$45 billion*



Cash Flow
11%
CRE
17%
Equip. Finance
(domestic)
11%
Asset-Backed
13%
Consumer
Mortgages
14%
Rail
16%
Factoring
8%
ABL
10%

(1) Gross loans and leases, including unfunded commitments.

## Credit Quality of Our Portfolios

**Cash Flow:**
- Strictly first lien positions
- Average senior leverage < 4x
- Average total leverage approximately 4.6x

**Commercial Real Estate:**
- All of our exposure is senior secured
- Average stabilized LTV of 56%
- Approximately $1 billion of healthcare real estate
- Construction financing with established sponsors in familiar, major markets

**Equipment Finance:**
- Strictly North American-based
- Majority of equipment is essential use with high recovery rates
- Small Business Solutions, $1+ billion of assets with average FICO of ~730 for personal guarantors

**Asset-Backed:**
- Average aircraft LTV of 61%
- Average vessel LTV of 64%
- Project Finance backed by investment-grade power purchase contracts

**Consumer Mortgages:**
- LCM comprises less than $3 billion, marked at a 24% discount to UPB
  - Average LTV of 68%; average FICO of ~680
- The remaining $3 billion is mostly jumbo mortgages in California
  - Average LTV of 59%; average FICO of ~780

**Rail:**
- Minimal credit risk as equipment can be redeployed

**Factoring:**
- 50% of exposure is to investment grade customers
- Receivables are short-term, averaging 60 to 90 days
- Funding is discretionary and can be withdrawn by CIT

**ABL:**
- Governed by traditional, controlled borrowing bases
- Appropriate advance rates and cash dominion

CIT Barclays Global Financial Services Conference | 19

# Current Expected Credit Loss (CECL) – Day 1 Impact

## *Currently estimating a modest reduction in Tangible Book Value*

***(excludes the impact of Mutual of Omaha Bank acquisition)***

- **Estimated Capital Impact**: **$50-$100 million** decrease to Tangible Book Value
- **Estimated Reserve Impact**: **$200-$300 million** increase in reserves largely driven by the CECL transition rules related to the Purchased Credit Impaired ("PCI") Loans in the Legacy Consumer Mortgage ("LCM") portfolio
- Estimated range assumes moderate economic growth, low levels of unemployment and stable credit environment
- We continue to validate and implement CECL models and methodologies; estimates are subject to change

| Business | Reserve Impact | Capital Impact | Key Considerations |
| --- | --- | --- | --- |
| Commercial | Marginal | Yes | ▪ Shorter contractual maturities and quality of collateral |
| Consumer - Non PCI | Moderate | Yes | ▪ Increase primarily driven by LCM - Non PCI portfolio<br>▪ Longer remaining contractual maturity |
| Consumer - PCI | Significant | No | ▪ While reserve for PCI portfolio increases significantly, equity not impacted as CECL reserve replaces existing non-accretable discount with a corresponding increase in loan balance |
| | $200-$300mn (total reserve impact) | $50-$100 mn (total capital impact) | |

Note: Impact on investment portfolio is not meaningful given High Quality Liquid Asset composition

CIT Barclays Global Financial Services Conference | 20

The Way Forward – Executing on Our Key Pillars Pillar Grow Core 1 ü Delivering on our Businesses plan to improve returns and unlock Optimize 2 Balance the full potential of Sheet Enhance 3 Operating Efficiency Maintain 4 Strong Risk Management Barclays Global Financial Services Conference 21 The Way Forward – Executing on Our Key Pillars Pillar Grow Core 1 ü Delivering on our Businesses plan to improve returns and unlock Optimize 2 Balance the full potential of Sheet Enhance 3 Operating Efficiency Maintain 4 Strong Risk Management Barclays Global Financial Services Conference 21

Appendix: Barclays Global Financial Services Conference 22 Appendix: Barclays Global Financial Services Conference 22

# Leading Positions and Strong Franchises in our Core Businesses

*Key Operating Segments*

## Commercial Banking

(2Q19; $ in billions)



Real Estate Finance $5.3
Rail $6.5
Business Capital $7.2(1)
Commerical Finance $10.9

**Average Loans and Leases: $30.0**

- **Commercial Finance**: Middle-market lender with expertise in targeted industries and products.
- **Business Capital**: Leading equipment lessor and lender; among the nations largest providers of factoring services.
- **Rail**: Leading railcar lessor providing financial solutions to customers in the US, Canada and Mexico.
- **Real Estate Finance**: Leading lender to commercial real estate investors and developers.

## Consumer Banking



Legacy Consumer Mortgages $2.6
Other Consumer Banking $4.0

**Average Loans: $6.7**

- **Other Consumer Banking**:
  - Consumer deposit products, residential mortgage and SBA products offered through OneWest retail branches.
  - Direct Banking channel offers online savings accounts and CDs nationally.
- **Legacy Consumer Mortgages (non-core)**: Run-off legacy consumer mortgage portfolio.

Certain balances may not sum due to rounding.
(1) Net of credit balances of factoring clients.

CIT Barclays Global Financial Services Conference | 23

# Commercial Finance

*Leveraging Deep Industry and Product Expertise*

## Differentiating Strengths

- Deep and diversified industry expertise are key growth drivers
- National franchise with significant economies of scale
- Structuring and capital markets capabilities
- Long-term client relationships
- JV relationships expand our addressable market

## Strategic Focus

- Shift toward commitments with stronger collateral values ("asset-based lending") provides higher risk-adjusted yields and better credit performance
- Expand asset management capabilities
- Growth opportunities include Aviation Finance, Healthcare Real Estate, Technology, and Energy
- Grow capital markets fees by increasing lead managed roles

**Established middle market national franchise with deep industry and product expertise and customized solutions**

### Industry Focus(1)



Typical Deal:
Size: ~$5M – $50M+
3 to 7 year terms
$11.0B
18%
15%
12%
10%
8%
7%
6%
24%
Other
Service Industries
Transportation
Finance and Insurance
Energy and Utilities
Healthcare
Manufacturing
Commercial Airlines

### Product Profile(2)



$10.1
$10.5
$11.0
8%
16%
19%
22%
36%
10%
16%
18%
23%
33%
10%
16%
17%
23%
34%
2017
2018
2Q19
Cash Flow
Asset-Backed
Project Finance
Equipment Loans
Real Estate

(1) Information as of June 30, 2019. Inside of chart amount represents funded loan and lease balance.
(2) Information as of the year end for each respective year.

CIT
Barclays Global Financial Services Conference | 24

# Business Capital

*Providing Innovative Lending & Leasing Equipment Solutions*

## Differentiating Strengths

- Digital platforms backed by the strength of a bank
- Increasing market share through innovative technology, which provides speed of execution and valued solutions
  - Award-winning digital platform that provides value-add solutions for enterprise partners and for small and medium size businesses
  - Tech-enabled customized billing and point-of-sale solutions for new and existing customers
- Expertise in design, development and implementation of traditional vendor alliances, true/virtual JVs and Private Label programs
- Unique expertise in fair market value lending driven by collateral expertise gained over long history of performance

## Strategic Focus

- Expand direct and indirect lending and enter new industry verticals that leverage our asset management and structuring expertise
- Continually enhance our innovative technology in our core businesses, providing a differentiated customer experience
- Drive fee and volume growth and enhance our economies of scale across our core markets by leveraging our industry expertise

**Trusted partner providing innovative technology, industry expertise and unique residual knowledge**

## Average Loans and Leases(1)



$5.1
$0.8
$1.0
$3.4
$5.6
$0.9
$1.1
$3.6
$6.2
$1.0
$1.3
$3.8
2017
2018
2Q19
Capital Equipment Finance
Small Business Solutions
Equipment Finance

**Business Description(1)**

- **Equipment Finance**
  - Deal Sizes range from $5,000 to $5 million
  - Terms range from 3 to 7 years
- **Small Business Solutions**
  - Deal Sizes range from $2,000 to $1 million
  - Terms range from 1 to 5 years
  - Weighted average FICO of 730
- **Capital Equipment Finance**
  - Deal Sizes $2+ million
  - Terms range from 2 to 10 years

(1) As of June 30, 2019. Commercial Services information included on the next page.

CIT Barclays Global Financial Services Conference | 25

# Business Capital

*A National Leader in Factoring*

## Differentiating Strengths

- Market leader for factoring services, including credit protection, receivables management and working capital
- Experienced management team with strong industry knowledge, customer relationships, extensive retail credit connectivity, and underwriting expertise

## Strategic Focus

- Expand client relationships and products across multiple industries
- Broaden market coverage by adding key personnel in underserved geographies

**Market leader in factoring services with ~700 clients**

### Industry Focus[1]


18%
6%
8%
7%
15%
46%
$30B 2018 Factoring Volume
Apparel
Electronics
Furniture
Footwear
Home Furnishing
Other

**Client Profile:**
- ~700 clients
  - Most are privately owned
  - Client revenues: $5m–$1B+
- 50% of exposure is investment grade rated customers
- Contracts range from 60 days to multi-year while receivables are 60 to 90 days
- Primarily discretionary lending facilities against receivables, inventory and intellectual property
- Typical client tenure 10+ years
- On average, $2–$3B of factored receivables on balance sheet at any given time
- On average, $1–$1.5B of average earnings assets on balance sheet at any given time representing factored receivables net of credit balances of factoring clients

(1) As of December 31, 2018.

CIT
Barclays Global Financial Services Conference | 26

# Rail North America

*Proven Asset Manager with Strong Customer Service*

## Differentiating Strengths

- Young and diverse fleet with broad market coverage, servicing a wide range of industries
- Proven portfolio management resulting in strong through-the-cycle returns
- Excellent customer service and long-term customer and manufacturer relationships

## Strategic Focus

- Asset quality and readiness to maximize utilization
- Proactive portfolio management
  - Selective asset sales contribute to non-interest income
  - Opportunistic purchases
- Strong utilization in an oversupplied market

**4th largest rail equipment lessor in North America with strong profitability through economic cycles**

### Fleet Car Types(1)



20%
7%
9%
9%
7%
7%
8%
33%
Covered Hopper
Tank Cars
Tank Cars (O&G)
Gondolas
Coal
Covered Hopper (O&G)
Other
Boxcars

### Average Loans and Leases



$6.4
$6.4
$6.5
2017
2018
2Q19

**Rail Fleet Details(1)**

- Operating leased fleet of ~116,000 railcars and ~400 locomotives
- 73% freight cars; 27% tank cars
- Rail franchise serves 500 customers in the U.S., Canada, and Mexico
- Average railcar age of 13 years
- 20–25% of railcar leases expire in any given year
- 97% utilization rate

(1) Percentages based on fleet unit count of operating leases and as of June 30, 2019.

CIT
Barclays Global Financial Services Conference | 27

# Real Estate Finance

*Disciplined Asset Originators*

## Differentiating Strengths

- Deep expertise in construction and reposition/bridge lending
- Speed and reliability drive long-term relationships with strong sponsors

## Strategic Focus

- National focus with significant presence in two of the largest CRE markets: Northeast Corridor and Southern California
- Broadening sponsor coverage with relationship-oriented focus
- Expand robust syndication bank network
- Increased focus on fee-generation activities

**Relationship approach through life of loan provides consistent quality service to sponsors**

### Product Profile(1)



$5.6
$5.5
$5.3
12%
10%
7%
15%
18%
19%
35%
33%
27%
39%
39%
47%
2017
2018
2Q19
Bridge Loans
Stabilized
Construction
Other

**Typical Deal:**
**Size: $25M – $50M**
**3 to 5 year terms**

### Geographic Focus(1)



44%
25%
16%
5%
6%
4%
All Other
Los Angeles Area
New York City Area
San Diego, CA
Phoenix, AZ
Chicago Metro

### Collateral Type(1)



39%
25%
12%
9%
9%
6%
Multifamily
Office
Other
Retail
Hotel/Motel
Condo

(1) Product balances represent average loans and leases. Geography and collateral information as of June 30, 2019.

CIT
Barclays Global Financial Services Conference | 28

Consumer Banking Average Loans and Leases (ex. LCM) Efficient and Stable Funding Source $4.0 Differentiating Strengths $3.2 $0.5 $0.5 $2.3 § Top 10 national direct bank delivering savings $0.4 $3.5 $2.7 products with the ease of a digital platform $1.9 § Efficient branch network in Southern California, 2017 2018 2Q19 Other Consumer Banking the #2 U.S. market, offering high-touch customer SBA Lending service Retail Branch Average Deposits & Rates 1.47% 1.31% 1.21% 1.06% 0.88% 0.76% Strategic Focus $11.6B $11.6B $11.5B $11.4B § Provide a stable and efficient funding source $11.3B $11.3B § Scalable nationwide digital deposit franchise with $3.4 $3.5 $3.7 $3.9 $3.9 $4.1 $2.4 $2.2 $1.8 $1.6 $1.4 a growing customer base $1.2 § Community and small business lending $4.8 $5.0 $5.0 $5.1 $5.1 $4.7 opportunities in Southern California 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 § Disciplined deposit pricing strategy to maximize Direct Bank Average Deposits & Rates growth and optimize cost of funds 2.25% 2.16% 1.96% 1.82% 1.68% 1.54% $19.1B $16.9B $14.6B Offering competitive deposit products $14.5B $13.9B $12.4B $13.8 through a branch and digital experience, $11.0 $8.3 $8.2 $7.9 $6.4 with SBA lending and consumer mortgage $6.3 $6.4 $6.1 $6.0 $5.9 $5.4 products to complement the portfolio 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Time Deposits Savings Interest Checking Money Market Non-Interest Checking Cost of Deposits Barclays Global Financial Services Conference 29 Consumer Banking Average Loans and Leases (ex. LCM) Efficient and Stable Funding Source $4.0 Differentiating Strengths $3.2 $0.5 $0.5 $2.3 § Top 10 national direct bank delivering savings $0.4 $3.5 $2.7 products with the ease of a digital platform $1.9 § Efficient branch network in Southern California, 2017 2018 2Q19 Other Consumer Banking the #2 U.S. market, offering high-touch customer SBA Lending service Retail Branch Average Deposits & Rates 1.47% 1.31% 1.21% 1.06% 0.88% 0.76% Strategic Focus $11.6B $11.6B $11.5B $11.4B § Provide a stable and efficient funding source $11.3B $11.3B § Scalable nationwide digital deposit franchise with $3.4 $3.5 $3.7 $3.9 $3.9 $4.1 $2.4 $2.2 $1.8 $1.6 $1.4 a growing customer base $1.2 § Community and small business lending $4.8 $5.0 $5.0 $5.1 $5.1 $4.7 opportunities in Southern California 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 § Disciplined deposit pricing strategy to maximize Direct Bank Average Deposits & Rates growth and optimize cost of funds 2.25% 2.16% 1.96% 1.82% 1.68% 1.54% $19.1B $16.9B $14.6B Offering competitive deposit products $14.5B $13.9B $12.4B $13.8 through a branch and digital experience, $11.0 $8.3 $8.2 $7.9 $6.4 with SBA lending and consumer mortgage $6.3 $6.4 $6.1 $6.0 $5.9 $5.4 products to complement the portfolio 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Time Deposits Savings Interest Checking Money Market Non-Interest Checking Cost of Deposits Barclays Global Financial Services Conference 29

Optimize Balance Sheet Deposits Comprise ~85% of Total Funding; Smoothed & Extended Unsecured Debt 2015 Total Funding Composition 2Q19 Total Funding Composition As of 12/31/2015 As of 6/30/2019 Loan & Lease Loan & Lease to Deposit Ratio: to Deposit Ratio: Consolidated: 154% Consolidated: 109% Bank: 99% Bank: 93% Unsecured 21% Secured 9% Deposits 85% Deposits Unsecured FHLB 9% 64% 6% 2% FHLB Secured 4% 2% Total Funding: ~$51 Billion Total Funding: ~$42 Billion 2015 Secured & Unsecured Debt 2Q19 Secured & Unsecured Debt Unsecured Total: $10.7B Unsecured Total: $3.8B Maturity Ladder Secured Total: $4.7B Secured Total: $0.6B 2,944 Total: $15.4B Total: $4.4B 2,750 2,200 2,138 Maturity Ladder 1,391 1,250 1,147 920 750 750 750 600 500 500 400 295 551 51 - 2019 2020 2021 2022 2023 2024 2025+ CMS ABL Senior Unsecured Subordinated Unsecured Secured Senior Unsecured Secured Barclays Global Financial Services Conference 30 Optimize Balance Sheet Deposits Comprise ~85% of Total Funding; Smoothed & Extended Unsecured Debt 2015 Total Funding Composition 2Q19 Total Funding Composition As of 12/31/2015 As of 6/30/2019 Loan & Lease Loan & Lease to Deposit Ratio: to Deposit Ratio: Consolidated: 154% Consolidated: 109% Bank: 99% Bank: 93% Unsecured 21% Secured 9% Deposits 85% Deposits Unsecured FHLB 9% 64% 6% 2% FHLB Secured 4% 2% Total Funding: ~$51 Billion Total Funding: ~$42 Billion 2015 Secured & Unsecured Debt 2Q19 Secured & Unsecured Debt Unsecured Total: $10.7B Unsecured Total: $3.8B Maturity Ladder Secured Total: $4.7B Secured Total: $0.6B 2,944 Total: $15.4B Total: $4.4B 2,750 2,200 2,138 Maturity Ladder 1,391 1,250 1,147 920 750 750 750 600 500 500 400 295 551 51 - 2019 2020 2021 2022 2023 2024 2025+ CMS ABL Senior Unsecured Subordinated Unsecured Secured Senior Unsecured Secured Barclays Global Financial Services Conference 30

Maintain Strong Risk Management Repositioning & Maintaining a Strong Liquidity Portfolio Reallocation Towards HQLA Investment Portfolio Highlights ($ in millions) $5.0 $6.2 $5.6 $7.5 § Redeployed cash into High Quality $5.5 $6.0 $5.9 $6.3 $24.1 22% Liquid Assets (HQLA) to increase 24% 25% 26% 29% 28% 28% 31% 32% returns and maintain readily- 17% 14% 27% 12% 28% 20% 27% 23% 23% available liquidity 15% 25% 26% 30% 30% 33% 32% 23% 33% 35% 2%§ 99+% of cash and investments is 8% 5% 11% 23% 2% 4% 5% 24% HQLA 11% 19% 2% 3% 7% 12% 10% 8% 8% 5% 5% 5% 2016Q4 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Peer § Repositioning investment portfolio to Average Treasuries & Agencies Other Private Label improve risk-adjusted returns and FNMA & FHLMC MBS GNMA MBS GSE CMOs exit higher-risk legacy securities Shift from Cash to Securities § Completed liquidation of the 18% 16% 19% 18% 15% 16% 17% 16% 23% higher-risk legacy Private Label Cash + Securities % of Assets MBS in the investment portfolio in 4Q18 44% § HQLA security portfolio book yield of 58% 62% 77% 79% 79% 2.66% at the end of 2Q19 with a 82% 83% 85% duration of ~ 2 years 56% 42% 38% 23% 21% 21% 18% 17% 15% 2016Q4 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Peer Average Source: FR Y-9C. Peer averages through 2Q19. Equity investments, federal funds Cash Securities sold, and repurchase agreements are excluded. Trading securities are included. Barclays Global Financial Services Conference 31 Maintain Strong Risk Management Repositioning & Maintaining a Strong Liquidity Portfolio Reallocation Towards HQLA Investment Portfolio Highlights ($ in millions) $5.0 $6.2 $5.6 $7.5 § Redeployed cash into High Quality $5.5 $6.0 $5.9 $6.3 $24.1 22% Liquid Assets (HQLA) to increase 24% 25% 26% 29% 28% 28% 31% 32% returns and maintain readily- 17% 14% 27% 12% 28% 20% 27% 23% 23% available liquidity 15% 25% 26% 30% 30% 33% 32% 23% 33% 35% 2%§ 99+% of cash and investments is 8% 5% 11% 23% 2% 4% 5% 24% HQLA 11% 19% 2% 3% 7% 12% 10% 8% 8% 5% 5% 5% 2016Q4 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Peer § Repositioning investment portfolio to Average Treasuries & Agencies Other Private Label improve risk-adjusted returns and FNMA & FHLMC MBS GNMA MBS GSE CMOs exit higher-risk legacy securities Shift from Cash to Securities § Completed liquidation of the 18% 16% 19% 18% 15% 16% 17% 16% 23% higher-risk legacy Private Label Cash + Securities % of Assets MBS in the investment portfolio in 4Q18 44% § HQLA security portfolio book yield of 58% 62% 77% 79% 79% 2.66% at the end of 2Q19 with a 82% 83% 85% duration of ~ 2 years 56% 42% 38% 23% 21% 21% 18% 17% 15% 2016Q4 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Peer Average Source: FR Y-9C. Peer averages through 2Q19. Equity investments, federal funds Cash Securities sold, and repurchase agreements are excluded. Trading securities are included. Barclays Global Financial Services Conference 31

# Acquisition of Mutual of Omaha Bank Meaningfully Enhances CIT's Pro Forma Business Mix


CIT
Mutual of Omaha Bank
Pro Forma
Deposits
By Type
By Channel
Loans and Leases
CDs 36%
MMDA & Savings 56%
DDA 8%
$35.3B
CDs 15%
MMDA & Savings 47%
DDA 38%
$6.8B
CDs 33%
MMDA & Savings 54%
DDA 13%
$42.1B
Commercial 6%
Branch 32%
Online 54%
Brokered 8%
$35.3B
Branch: Commercial 19%
Branch: Retail 15%
HOA 66%
$6.8B
Commercial (1) 8%
HOA 11%
Branch 29%
Online 45%
Brokered 7%
$42.1B
Cost: 1.97%
L&LDR: 109%
Cost: 0.73%
L&LDR: 89% / 60% (2)
Cost: 1.77%
L&LDR: 101% (2)
Other Consumer 11%
Legacy Consumer Mortgages 7%
Business Capital 23%
Real Estate Finance 14%
Rail 17%
Commercial Finance 28%
$38.6B
Other Consumer (3) 9%
Correspondent 1-4 Family 26%
C&I (4) 20%
CRE 35%
HOA 10%
$6.1B
Other Consumer 11%
Correspondent 1-4 Family 3%
Legacy Consumer Mortgages 6%
Business Capital 19%
Real Estate Finance (5) 17%
Rail 15%
Commercial Finance (6) 29%
$44.6B
Yield: 5.95%
Yield: 4.71%
Yield: 5.78%

Source: SNL Financial as of 2Q19, Company information, Mutual of Omaha Bank
(1) Includes commercial branch from Mutual of Omaha Bank
(2) Excludes $1.8B correspondent 1-4 family residential loans to meet QTL requirements and $234 million mortgage warehouse line
(3) Includes mortgage warehouse line
(4) Includes owner-occupied CRE
(5) Includes CRE from Mutual of Omaha Bank
(6) Includes HOA and C&I from Mutual of Omaha Bank

CIT
Barclays Global Financial Services Conference | 32